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                                                                    Exhibit 10.9

AN AGREEMENT made this 12th day of October One Thousand Nine Hundred and Ninety Nine between CABLE & WIRELESS HKT INTERNATIONAL LIMITED a body incorporated in and under the laws of Hong Kong whose registered address is situate at 39/F, Hongkong Telecom Tower, Taikoo Place, 979 King's Road, Quarry Bay, Hong Kong (hereinafter called "the Landlord" which expression shall where the context admits include their Successors in title and assigns) of the one part and AT&T ASIA PACIFIC GROUP LIMITED whose registered address is situate at 30/F, Shell Tower, Times Square, Hong Kong (hereinafter called "the Tenant") of the other part.

WHEREBY IT IS AGREED as follows:-

1. The Landlord shall let and the Tenant shall take All That Portion of the building (hereinafter referred to as "the said building") erected on the piece of parcel of landlord registered at the Land Office as Inland Lot No. 8250 (hereinafter referred to as "the said Lot") which said portion comprising ROOM NO. 381A, 3rd Floor, Telecom House, 3 Gloucester Road, Wanchai, Hong Kong is more particularly delineated on the plan annexed hereto and thereon coloured Pink and is hereinafter referred to as "the said premises" for a term commencing from the 16th day of November 1999 and expiring on the 31st day of March 2002 at the rent of ***************** *************************************************************** per
     calendar month exclusive of rates and subject to the First Schedule hereof the monthly air-conditioning charges of ********************************* ************************************************* per calendar month, and further the sum of *********

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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     *********************************************************************** per
     calendar month management charges, in advance clear of all deductions on the first (1st) day of each calendar month, the first of such payments to be made on the commencement of the said term.

2. The Tenant to the intent that the obligations hereunder shall continue throughout the said term hereby agrees with the Landlord as follows:

(a) To pay the said rent and, air-conditioning and management charges, on the days and in manner herein before provided for payment hereof and in banknotes if so demanded.

(b) To pay and discharge all rates, taxes, assessments, duties, charges, impositions and outgoings of an annual or recurring nature now or hereafter to be assessed, imposed or charged by the Government of Hong Kong or other lawful authority upon the said premises or upon the owner or occupier hereof (Government Rent and Property Tax and outgoings of a capital or non-recurring nature only excepted).

(c) To keep all the interior of the said premises including the Landlord's fixtures therein in good, clean, tenantable repair and condition fair wear and tear and structural inherent and latent defects excepted and to deliver up the same to the Landlord fair wear and tear and structural inherent and latent defects excepted at the expiration or sooner determination of the term.

(d) To permit the Landlord and all persons authorized by them at all reasonable times but only upon reasonable prior written notice during the day to enter and view the said premises provided that the Landlord and all persons authorized by them are escorted at all times whilst on or viewing the said premises by the Tenant or its duly authorized representative.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.







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(e)  Not without the previous written Consent of the Landlord which consent shall not be unreasonably withheld or delayed to erect, install or alter any fixtures, partitioning or other erection or installation in the said premises or any part thereof.

(f) Not to use or permit or suffer the said premises or any part thereof to be used except only for the purposes of telecommunication or news coverage and related activities.

(g) Not to do or permit or suffer to be done any act or thing which may be or become a nuisance or annoyance to the Landlord or to the tenants or occupiers of other premises in the said building or in any adjoining or neighboring building.

(h) Not to use or permit or suffer the said premises to be used for any illegal or immoral purpose.

(i) Not without the previous written consent of the Landlord which consent shall not be unreasonably withheld or delayed, to affix or display or permit or suffer to be affixed or displayed within or outside the said premises any signboard, sign, decoration or other device whether illuminated or not which may be visible from outside the said premises.

(j) Not to assign, underlet or part with the possession of the said premises or any part thereof nor to enter into, permit or suffer any arrangement whereby any person who is not a party to the agreement obtains the use or possession of the said premises or any part there of irrespective or whether any rental or other consideration is given for such use or possession. Notwithstanding the foregoing, the Tenant shall have the right to assign this Agreement to its affiliate or successor in interest.

(k) To obey and comply with and to indemnify the Landlord against the breach of all ordinances, regulations, by-laws, rules and requirements of any Governmental or other competent authority relating to the conduct and carrying on of the Tenants'

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     business on the said premises or to any other act, deed, matter or thing done, permitted, suffered or omitted therein by the Tenant or any employee, agent or licensee of the Tenant.

(l) Quietly to yield up the said premises with all landlord's fixtures fittings and additions therein and thereto at the expiration or sooner determination of this Agreement in good clean and tenantable repair and condition fair wear and tear and structural inherent and latent defects excepted in accordance with the stipulations herein contained Provided that where the Tenant has made any alterations or installed any fixtures or additions to or any air-conditioning or fire-fighting equipment in the said premises with or without the Landlord's written consent the Landlord may at its discretion require the Tenant to reinstate remove or do away with such alterations fixtures additions or equipment or any part or portion thereof and make good and repair in a proper and workmanlike manner any damage to the said premises and the Landlord's fixtures and fittings therein as a result thereof before delivering up the said premises to the Landlord.

(m) To permit the Tenant to search the equipment box or suit case or other articles carried by or belonging to or accompanying the Landlord, its agents, officers, subcontractors, representatives or employees prior to permitting their access to the said premises pursuant to the terms of this Agreement.


3.   THE LANDLORD HEREBY AGREES WITH THE TENANT as follows:-

(a) To pay the Government rent and premium payable in respect of the said Lot and the Property tax and outgoings of a capital or non-recurring nature payable in respect of the said building.

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(b)  To keep the roof of the said building and the main structure, walls, drains, pipes and cables and lifts therein in a proper state of repair Provided that the Landlord shall not incur any liability under this Clause unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall have failed to make reasonable steps to repair or remedy the same after a lapse of a reasonable time from the date of service or such notice.

(c) To pay the cost of cleaning and lighting all the windows lifts air-conditioning plant staircases and other like areas used in common with other tenants and occupiers of the said building.

(d) That the Tenant paying the rent, management and air-conditioning charges hereby agreed to be paid on the days and in manner herein provided for payment of the same and observing and performing the agreements, stipulations and conditions herein contained and on the Tenant's part to be observed or performed shall peaceably hold and enjoy the said premises during the said term without any interruption by the Landlord or any person lawfully claiming under or in trust of the Landlord.

(e) All Landlord's personnel or representatives entering the said premises of the Tenant must be accompanied by the Tenant or its employee or representative.

(f) To keep confidential and not disclose to any third party details of this tenancy or the fact that the Tenant is a tenant of the Landlord and not to display any sign or notice of the Tenant's occupation and to procure that its employees, agents, officers and representatives comply with such undertaking.

(g) To permit the Tenant in its absolute discretion to deny access to the said Premises to any cleaners, air-conditioning or other service contractors of the Landlord and to

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     permit the Tenant instead to appoint its own cleaners, air-conditioning or service contractors the costs of which shall thereafter be fully borne by the Tenant.

(h) That the raised floor loading of the said premises is at least 180 pounds per square foot and is adequate to support the equipment of the Tenant details of which have been provided to the Landlord and that there are no restrictions on where such equipment should be placed.

(i) No-break AC power supply access point will be provided by the Landlord within the said premises for tenant's use upon tenant's request and requirements of which have been provided to and approved by the Landlord.

(j) That the Tenant shall be at liberty to install such security and other devices as it in its absolute discretion deems necessary or desirable in order to isolate and secure the said premises so that the same are totally within its control and access thereto is at the total discretion of the Tenant. The Landlord further covenants that it will at no time hinder or impede or in any way interfere with or prevent the access by the Tenant, subcontractors, agents, employees and representatives to the said premises and furthermore the Landlord undertakes that it will at no time seek access directly or indirectly for itself, officers, employees, agents, subcontractors, maintenance or other staff or permit or encourage such persons themselves to seek access directly or indirectly to the said premises without first giving prior written notice to the Tenant and in any event without being accompanied at all times whilst on the said premises by a representative of the Tenant. This restriction shall not apply to any attempt to gain access via the security entrance to the said premises and via any windows, pipes, ducts, cables or other indirect means including for example without limitation through air conditioning ducts of the ceiling of the said premises.

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4.   IT IS HEREBY FURTHER AGREED AND DECLARED as follows:

(a) If the rent and/or other charges hereby agreed to be paid or any part thereof shall be unpaid for ten (10) days after the same shall become payable (whether legally or formally demanded or not) or if the Tenant shall fail or neglect to observe or perform any of the agreements, stipulations or conditions herein contained and on the Tenant's part to be observed and performed or if the Tenant shall become bankrupt, or being a corporation shall go into liquidation or any edition shall be filed for the winding up of the Tenant, or if the Tenant shall otherwise become insolvent or make any composition or arrangement with creditors or shall suffer any execution to be levied on the said promises or otherwise on the Tenant's goods, then and in any such case it shall be lawful for the Landlord at anytime thereafter to re-enter on the said premises subject to clause 3(e) above or any part thereof in the name of the whole whereupon this Agreement shall absolutely cease and determine but without prejudice to any right of action by the Landlord in respect of any outstanding breach or nonobservance or nonperformance of any of the agreements, stipulations and conditions herein contained and on the Tenant's part to be observed and performed notwithstanding the terms of this clause prior to re-entry by the Landlord the Landlord agrees to give written notice to the Tenant specifying the details thereof and the Tenant after receipt of such notice shall have (i) ten (10) days to make such payment and (ii) a reasonable time to cure any other failure or neglect.

(b) Acceptance of rent and/or other charges by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance by the Tenant of any of the

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     agreements, stipulations and conditions herein contained and on the
     Tenant's part to be observed and performed.

(c) If the said premises or any part thereof shall be destroyed or so damaged by fire, typhoon, Act of God, Force Majeure or other cause beyond control of the Landlord as to be rendered unfit for use or occupation, the rent hereby agreed to be paid or a part thereof proportionate to the damage sustained shall cease to be payable until the said premises shall have been restored or reinstated Provided Always that the Landlord shall be under no obligation to repair or reinstate the said premises if, in its opinion, it is not reasonably economical or practical so to do And Provided Further that if the said premises shall not have been repaired and reinstated within three (3) months of the occurrence of the destruction or damage the Tenant shall be entitled at any time before the same are so repaired and reinstated to terminate this Agreement by notice in writing to the Landlord.

(d) The Landlord shall not under any circumstances be liable to the Tenant for any defect in or breakdown of the lights or air-conditioning system nor shall the rent or air-conditioning charges abate or cease to be payable on account thereof Provided that if the air-conditioning system shall wholly breakdown or cease to operate for any period of one or more consecutive days, the air-conditioning charges, but not the rent or other charges, shall cease to be payable from the first (1st) day after the end of such period of one consecutive day until the air-conditioning system again commences operating.

(e) For the purpose of these presents any act, default, neglect or omission of any servant, agent or licensee (as hereinbefore defined) of the Tenant shall be deemed to be the act, default, neglect or omission of the Tenant.

                                       8
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(f)  Any notice required to be observed hereunder shall, if to be served on the
     Tenant, be sufficiently served if addressed to the Tenant and sent by prepaid post to or delivered to the Tenant's last known place of business in Hong Kong and, if to be served on the Landlord, shall be sufficiently served by prepaid post to or delivered at the Landlord's office in the said building.

(g) The stamp duty on this Agreement and its Counterpart shall be borne equally between the parties. Each party shall pay its own legal costs (if any) of and incidental to the preparation and completion of this Agreement.

(h) Unless the context otherwise requires, words herein importing the masculine gender shall include the feminine and neuter and words herein in the singular shall include the plural and vice versa.

(i) The charge for the supply of air-conditioning shall be subject to increase according to the costs of providing the same and the parties hereto agree that the receipt for and/or other vouchers evidencing payment of such charges by the Landlord shall be conclusive proof of such increase.

(j) The Landlord hereby grants to the Tenant an option to lease further space adjacent to and upon the same floor as the said premises. Such option is to take upon lease additional space up to a maximum of a further 2,500 square feet which said option may be exercised at any time during the said term by giving to the Landlord by the Tenant of not less than 90 days prior written notice. In exercising the option, the Tenant is entitled to take all of the said 2,500 square feet or at its option to elect to take the said space in portions and to exercise the right to take part only up to a maximum of five times provided that each area with respect of which the options exercised should not be less than 500 square feet.

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          The terms upon which such further space shall be leased shall be identical to those herein contained save for the rent payable which rent shall be agreed between the parties and in the absence of agreement shall be determined by an independent chartered valuer or surveyor to be nominated and appointed jointly by the parties or failing such agreement to such joint appointment by the Chairman or President for the time being with the Royal Institute of Chartered Surveyors (Hong Kong Branch). The decision of such arbitrator shall be binding upon the parties and the costs should be borne equally between them.

(k) In the event of the Landlord being desirous of redeveloping the promises, the Landlord may be six (6) month's notice in writing served upon the Tenant terminate the term hereby granted and upon expiration of such notice, the tenancy hereby created shall cease and be deemed null void and of no further effect but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the agreements stipulations terms and conditions herein contained and the Tenant shall forthwith vacate and deliver up vacant possession of the Premises to the Landlord.

(l) (i) The Tenant shall on the signing hereof deposit with the Landlord the sum of * to secure the due observance and performance by the Tenant of the agreements stipulations terms and conditions herein contained and on the part of the Tenant to be observed and performed which said deposit shall be held by the Landlord throughout the currency of this Agreement free of interest to the Tenant with the right for the Landlord (without prejudice to any other right or remedy hereunder) to deduct therefrom the amount of any rent rates and other charges payable hereunder and any costs expenses loss or

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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          damage sustained by the Landlord as a result of any nonobservance or nonperformance by the Tenant of any of the said agreements stipulations obligations or conditions. In the event of any deduction being made by the Landlord from the said deposit in accordance herewith during the currency of the Agreement the Tenant shall forthwith on demand by the Landlord make a further deposit equal to the amount so deducted and failure by the Tenant so to do shall entitle the Landlord forthwith to re-enter upon the Premises and to determine this Agreement as hereinbefore provided.

     (ii) The said deposit and any further deposit paid shall be refunded to the Tenant by the Landlord without interest 30 days after the expiration or sooner determination of this Agreement and delivery of vacant possession to the Landlord and after settlement of the last outstanding claim by the Landlord against the Tenant for any arrears of rent rates and other charges and for any breach nonobservance or nonperformance of any of the agreements stipulations terms and conditions herein contained and on the part of the Tenant to be observed or performed whichever shall be the later.

5. Neither party shall be liable to the other for any indirect, special, incidental, consequential or punitive loss or damage of any kind, including lost profits (whether or not such party has been advised of the possibility of such loss or damage), by reason of any act or omission of the parties in the performance of this Agreement.

6. Not withstanding any of the foregoing provisions, the granting of this tenancy is subject to the necessary approval of relevant government authorities.

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                     THE FIRST SCHEDULE ABOVE REFERRED TO
                     ------------------------------------

                           (AIR-CONDITIONING CHARGE)
                           -------------------------

The provision of air-conditioning service to the said premises at the air-conditioning charge hereinbefore provided for in Clause One is governed in accordance with the following terms and conditions:-

Cable & Wireless HKT will take all due care and responsibility to provide the cooling capacity of air-conditioning system of 200,000 BTU at 22 degree Celsius +/- 2 degree and 55% relative humidity +/- 10%.

Cable & Wireless HKT cannot be liable for UPS failure, air-conditioning failure and other accidents to maintain the room temperature and humidity unless the same result from the negligence of Cable Wireless HKT International Limited, its officers, agents or employees.

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AS WITNESS the hands of the parties hereto the day and year for above written.

SIGNED by                                     )

                                              )     For and on Behalf of
                                                    CABLE AND WIRELESS HKT INTERNATIONAL LIMITED
for and on behalf of the Landlord             )
in the presence of:-
                                              )      /s/ Leung Kong-Yui
                                                    ------------------------------------
                                                    LEUNG KONG-YUI
                                                    GENERAL MANAGER PROPERTY & TRANSPORT
                                              )

/s/ Lolita Au
-------------
Lolita Au
Property Manager

SIGNED by                                     )

                                              )     For and on Behalf of
                                                    AT&T ASIA/PACIFIC GROUP LTD.
for and on behalf of the Tenant               )
in the Presence of:-                          )          /s/ signature illegible
                                                    ------------------------------------
                                                            (Authorized Signature)
                                              )

RECEIVED the day and year first               )
above written the sum of                      )     *
                                                    -------------
*
*                                             )     For and on Behalf of
                                                    CABLE AND WIRELESS HKT INTERNATIONAL LIMITED
*                                             )
being the Deposit payable by the Tenant               /s/ Leung Kong-Yui
                                                    ------------------------------------
hereunder on signing hereof in accordance     )     LEUNG KONG-YUI
with Clause 4(l) hereto.                            GENERAL MANAGER PROPERTY & TRANSPORT

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                 [FLOOR PLAN]

                            [TMH - 3RD FLOOR PLAN]